Exhibit 24


                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints James L. Saner, Sr. and Donald A. Benziger, or either of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended (the "Registration Statement"), for the registration of Common Stock of MainSource Financial Group, Inc. (the "Company"), any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: April 4, 2005                      /s/ Douglas I. Kunkel
                                        _________________________
                                              Douglas I. Kunkel

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints James L. Saner, Sr. and Donald A. Benziger, or either of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended (the "Registration Statement"), for the registration of Common Stock of MainSource Financial Group, Inc. (the "Company"), any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: April 4, 2005                      /s/ William G. Barron
                                             _________________________
                                              William G. Barron

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints James L. Saner, Sr. and Donald A. Benziger, or either of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended (the "Registration Statement"), for the registration of Common Stock of MainSource Financial Group, Inc. (the "Company"), any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: April 5, 2005                     /s/ Dale J. Deffner
                                         _________________________
                                             Dale J. Deffner

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints James L. Saner, Sr. and Donald A. Benziger, or either of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended (the "Registration Statement"), for the registration of Common Stock of MainSource Financial Group, Inc. (the "Company"), any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: April 4, 2005                            /s/ Philip A. Frantz
                                              _________________________
                                                    Philip a. Frantz

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints James L. Saner, Sr. and Donald A. Benziger, or either of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended (the "Registration Statement"), for the registration of Common Stock of MainSource Financial Group, Inc. (the "Company"), any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: April 4, 2005                  /s/ Robert E. Hoptry
                                         _________________________
                                          Robert E. Hoptry

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints James L. Saner, Sr. and Donald A. Benziger, or either of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended (the "Registration Statement"), for the registration of Common Stock of MainSource Financial Group, Inc. (the "Company"), any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: April 6, 2005                       /s/ Rick S. Hartman
                                          _________________________
                                               Rick S. Hartman

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints James L. Saner, Sr. and James M. Anderson, or either of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended (the "Registration Statement"), for the registration of Common Stock of MainSource Financial Group, Inc. (the "Company"), any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: April 4, 2005                   /s/ Donald A. Benzinger
                                        _________________________
                                           Donald A. Benziger

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints James L. Saner, Sr. and Donald A. Benziger, or either of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement under the Securities Act of 1933, as amended (the "Registration Statement"), for the registration of Common Stock of MainSource Financial Group, Inc. (the "Company"), any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.

Dated: April 1, 2005                    /s/ James M. Anderson
                                       _________________________
                                            James M. Anderson